UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                          July 21, 1997 (July 17, 1997)
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                Date of Report (Date of earliest event reported)



                                HECHINGER COMPANY
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             (Exact name of registrant as specified in its charter)



            Delaware                     0-7214              52-1001530
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    (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)             File Number)       Identification No.)



                 1801 McCormick Drive, Largo, Maryland    20774
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (301) 341-1000
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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.           Other Events.
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         On July 17, 1997, Hechinger Company (the "Registrant") announced that it entered into an Agreement and Plan of Merger, dated as of July 17, 1997 (the "Merger Agreement"), among the Registrant, Hechinger Acquisition, Inc., a Delaware corporation, and BSQ Acquisition, Inc., a Delaware corporation ("BSQ Acquisition"). Pursuant to the Merger Agreement, each share of the Registrant's Class A Common Stock and Class B Common Stock (collectively, the "Common Stock") issued and outstanding immediately prior to the effective time of the merger (the "Merger") will be converted into the right to receive $3.00 in cash, without interest. The closing of the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of several conditions including, without limitation, approval of the Merger Agreement and the Merger by the requisite vote of the holders of the Common Stock, the closing of the transactions contemplated by the Purchase and Sale Agreement, dated as of July 17, 1997, among Kmart Corporation, Builders Square, Inc. and BSQ Acquisition, and compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         Registrant's press release dated July 17, 1997 is filed herewith as
Exhibit 20 and is incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.
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             (c)      Exhibit.
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                       20.      Press release of Registrant dated July 17, 1997.

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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HECHINGER COMPANY
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                                               (Registrant)

                                           By  /s/ Mark R. Adams
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                                               Mark R. Adams, Esq.
                                               Senior Vice President, Treasurer
                                                  and Secretary

Date: July 21, 1997
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                                  EXHIBIT INDEX

                                                      Sequentially
Exhibit                                               Numbered Page
-------                                               -------------

  20.      Press release of Registrant dated               5
           July 17, 1997.